SECURITIES AND EXCHANGE COMISSION
                       ---------------------------------
                             WASHINGTON, D.C. 20549
                             ----------------------

                                  SCHEDULE 14A

                                  RULE 14A-101
                                  ------------


                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
1934

                            FILED BY REGISTRANT /x/
                     FILED BY PARTY OTHER THAN REGISTRANT

                           CHECK THE APPROPRIATE BOX:
                       / / PRELIMINARY PROXY STATEMENT
                       /x/ DEFINITIVE PROXY STATEMENT
                       / / DEFINITIVE ADDITONAL MATERIALS

     / /  SOLICITING MATERIAL PURSUANT TO RULE 14-11 (C) OR RULE 14A-12

                                 CACHE INC
                ------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 CACHE INC.
                ------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

                          ---------------------------------

Payment of filing fee (Check the appropriate box):
/ / $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6(i) (1) or 14a-6(j) (2)

/ / $500 per each party to the controversy pursuant of Exchange Act Rule
    14a-6(i)  (3)

/ / Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)

    4.  Proposed maximum aggregate value of transaction:
          (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the form or schedule and the date of filing.

                           CACHE, INC.
                          1460 Broadway
                    New York, New York  10036
                         (212)575-3200



                                                September 5, 2001



Dear Shareholder:

         On behalf of the officers and directors of the Company, you are cordially invited to attend the Cache, Inc. Annual Meeting of Shareholders to be held at 10:00 a.m. on Tuesday, October 2, 2001, at our headquarters, 1460 Broadway, New York, New York, 15th Floor.

         The Notice of Meeting and Proxy Statement on the following pages cover the formal business of the meeting, which includes proposals (i) to elect eight named nominees as directors, (ii) to approve the Company's 2000 Stock Option and Performance Incentive Plan and (iii) to ratify the appointment of Arthur Andersen LLP, certified public accountants, as Cache's auditors for the fiscal year ending December 29, 2001.

         The Board of Directors unanimously recommends that shareholders vote in favor of each proposal. We strongly encourage all shareholders to participate by voting their shares by Proxy whether or not they plan to attend the meeting. Please sign, date and mail the enclosed Proxy as soon as possible. If you do attend the Annual Meeting, you may still vote in person.


                        Sincerely,



                    /s/ Brian Woolf
                        ---------------------
                        Brian Woolf
                        Chairman of the Board

                           CACHE, INC.
                          1460 Broadway
                    New York, New York  10036
                         _______________

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD OCTOBER 2, 2001
                         _______________


TO THE SHAREHOLDERS:

         The Annual Meeting of the Shareholders of Cache, Inc. will be held on Tuesday, October 2, 2001 at 10:00 a.m. local time, at our headquarters, 1460 Broadway, 15th Floor, New York, New York 10036, for the purpose of considering and acting upon the following proposals as set forth in the accompanying Proxy
Statement:
              1. To elect eight named nominees as Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

              2. To consider and act upon a proposal to approve the Company's 2000 Stock Option and Performance
         Incentive Plan.

              3.  To ratify the appointment of Arthur Andersen
         LLP, certified public accountants, as auditors of the Company for the fiscal year ending December 29, 2001.

              4.  To transact such other business as may
         properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on August 29, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof.

         Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed Proxy and return it promptly to the Company in the return envelope enclosed for your use, which requires no postage if mailed in the United States. You may revoke your Proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the Proxy, by duly executing a subsequent Proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company, or by attending and voting at the Annual Meeting.

         You are cordially invited to attend.

                             By Order of the Board of Directors,


                                   /s/ Victor J. Coster
                                       ----------------
                                       VICTOR J. COSTER
                                       Secretary
September 5, 2001

                           CACHE, INC.
                          1460 Broadway
                    New York, New York  10036
                         _______________

                         PROXY STATEMENT
                         _______________

         Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders and a form of Proxy for such meeting solicited by the Board of Directors. The Board of Directors has fixed the close of business on August 29, 2001 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting or any adjournment thereof. The holders of a majority of the outstanding shares of Common Stock present in person, or represented by proxy, will constitute a quorum at the meeting. This Proxy Statement and the enclosed Proxy are being sent to the shareholders of the Company on or about September 5, 2001.

         Only shareholders of record at the close of business on August 29, 2001 will be entitled to vote at the Annual Meeting. At the close of business on such record date the Company had out-standing 9,091,338 shares of Common Stock, par value $.01 per share ("Common Stock"). No other class of voting security of the Company is issued and outstanding. Each share of Common Stock entitles the holder to one vote. Shareholders do not have cumulative voting rights.

         As of August 14, 2001, Messrs. Andrew and Joseph Saul and certain Saul family trusts (sometimes collectively referred to herein as the "Sauls") owned of record an aggregate of 6,145,054 shares of Common Stock, representing approximately 67.59% of the outstanding shares of Common Stock. See "Principal Shareholders and Share Ownership by Management." The Sauls intend to vote their Common Stock in favor of Proposals 1, 2 and 3, which assures the approval of such proposals.

         A Proxy that is properly submitted to the Company may be properly revoked at any time before it is voted. Proxies may be revoked by (i) delivering to the Secretary of the Company at or before the Annual Meeting a written notice of revocation bearing a later date than the Proxy, (ii) duly executing a subsequent Proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy). With respect to Proposal 1, unless authority to vote for all Directors or any individual Director is withheld, all the shares represented by the Proxy will be voted for the election of Directors as set forth in the Proxy Statement. Where a shareholder has specified a vote for or against Proposal 2, 3 or 4, such Proxy will be voted as specified; if no direction is given, all the shares represented by the Proxy will be voted in favor of the Proposal.

         Under SEC rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to vote "for," "against" or "abstain" on one or more of the proposals, or to withhold authority to vote for one or more of the Company's nominees for director. Florida law requires the presence of a quorum for the annual meeting, defined as a majority of the votes entitled to be cast at the meeting. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes, which are defined in the third paragraph below, are not counted for quorum purposes.

         Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval: (1) the election of directors;(2) the approval of the Company's 2000 Stock Option and Performance Incentive Plan (the "2000 Plan"); and (3) the ratification of auditors. Director nominees must receive a plurality of the votes cast at the meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the meeting. In order to pass, the proposal to approve the ratification of the Company's auditors must be approved by a majority of the votes cast on such matter. Abstentions are not counted in determining the number of votes cast in connection with the selection of auditors.

         Brokers who hold shares in street name have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors and ratification of auditors. Under applicable law, a broker non-vote will have no effect on the outcome of the election of directors, or ratification of auditors.

         The cost of soliciting Proxies will be paid by the Company, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Company's stock.

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS BUT INCLUDING THE FINAN-CIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) FOR THE FISCAL YEAR ENDED DECEMBER 30, 2000 AND/OR A COPY OF ANY OF THE COMPANY'S QUARTERLY REPORTS ON FORM 10-Q OR CURRENT REPORTS ON FORM 8-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO: VICTOR COSTER, SECRETARY, CACHE, INC., 1460 BROADWAY, NEW YORK, NEW YORK 10036.


IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING,

          PLEASE SIGN, DATE AND MAIL THE PROXY PROMPTLY.

                        ELECTION OF DIRECTORS

                             (Proposal 1)

         The Board of Directors of the Company presently consists of the following eight members: Messrs. Andrew M. Saul, Joseph E. Saul, Brian P. Woolf, Thomas E. Reinckens, Roy C. Smith, Morton J. Schrader and Mark E. Goldberg and Ms. Mae Soo Hoo, each of whom is a nominee for re-election.

         Unless authority to vote on the election of all Directors or any individual Director is specifically withheld by ap-propriate designation on the face of the Proxy, the persons named in the accompanying Proxy will nominate as Directors, and vote such Proxy for the election as Directors of, the persons named below. If elected, such persons will serve as Directors until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

         Management does not contemplate that any of the nominees for Director will be unable to serve, but if such a situation should arise, the persons named in the accompanying Proxy will nominate and vote for the election of such other person or persons as the Board of Directors may recommend.

                          NOMINEES FOR DIRECTORS
                                                                     Director
Name                    Age  Principal Occupation                    Since
----                    ---  --------------------                    --------
Brian Woolf ........... 52   Chairman of the Board and               2000
                               Chief Executive Officer (1)
Thomas E. Reinckens ... 47   President, Chief Operating              1993
                               Officer (2)
Roy C. Smith .......... 62   Executive Vice President                1993
                               of the Company (3)
Mae Soo Hoo ........... 46   Executive Vice President of             1995
                               the Company (4)
Andrew M.Saul.......... 54   Partner, Saul Partners (5)              1986

Joseph E. Saul ........ 81   Partner, Saul Partners (6)              1986

Morton J. Schrader .... 69   Real Estate Broker,                     1989
                               Newmark & Company Real Estate, Inc.(7)
Mark E. Goldberg ...... 44   Attorney in Private Practice (8)        1989
_________________________

(1) Mr. Woolf, became Chairman of the Board of Directors, and Chief Executive Officer of the Company on October 4, 2000; from February 1999 to October 2000, Mr. Woolf was Executive Vice President and General Merchandise Manager for the Limited, Inc.

(2) Mr. Reinckens became President and Chief Operating Officer of the Company on October 4, 2000. From September 1995 to
    October 2000, Mr. Reinckens served as Executive Vice
    President and Chief Financial Officer of the Company.

(3) Mr. Smith has served as an Executive Vice President of Store
    Operations for the Company since October 1990.

(4) Ms. Soo Hoo became Executive Vice President and General
    Merchandise Manager of the Company's Lillie Rubin division on
    October 4, 2000. From September 1995 to October 2000, Ms. Soo
    Hoo served as Executive vice President and General
    Merchandise Manager of the Company's Cache division.

(5) Mr. Saul served as Chairman of the Board of Directors of the Company from February 1993 to October 2000. He has been a partner of Saul Partners, an investment partnership, since
    1986. Mr. Saul is the son of Joseph Saul.

(6) Mr. Saul has been a partner of Saul Partners, an investment partnership, since 1986. He is the father of Mr. Andrew M.
    Saul.

(7) Mr. Schrader was the President of Abe Schrader Corp., a manufacturer of women's apparel, from 1968 through March
    1989. Since 1989, he has been active as a real estate broker for Newmark & Company Real Estate, Inc.

(8) Mr. Goldberg has been an attorney in private practice since
    1985. Mr. Goldberg has provided legal assistance to the Company since 1988 and is expected to continue to do so in 2001.


          COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         During the year ended December 30, 2000 ("Fiscal 2000"), the Board of Directors held six meetings. Each Director attended all of such Board meetings. All non-employee Directors are compensated for their services to the Company by participation in the Company's group medical insurance program at an approximate cost to the Company of $11,500 per individual per year.

         The Board of Directors has an Audit Committee and a Compensation and Plan Administration Committee, but has no standing nominating committee. The Audit Committee of the Board of Directors, established in July 1989, currently consists of Messrs. Andrew Saul, Goldberg and Schrader. The Audit Committee held five meetings in Fiscal 2000.


         Duties of the Audit Committee include meeting with the independent accountants and certain personnel of the Company to discuss the planned scope of their examinations, the adequacy of internal controls and financial reporting; reviewing the results of the annual examination of the financial statements and periodic internal audit examinations; reviewing the services and fees of the Company's independent accountants; authorizing special investigations and studies; and performing any other duties or functions deemed appropriate by the Board of Directors.

    The Compensation and Plan Administration Committee was established in July 1991 as the Plan Administration Committee to administer the Company's stock option plans. In May 1993 it was renamed the Compensation and Plan Administration Committee and delegated additional authority to determine the remuneration arrangements for the three most senior executive officers and to review and approve the remuneration arrangements for the Company's other executive officers. It currently consists of Messrs. Andrew
M. Saul, Mark E. Goldberg and Morton J. Schrader. The Compensation and Plan Administration Committee met once in Fiscal 2000. Each member of the Committee attended such Committee meetings.


                                  EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the compensation for the past three years of the Chief Executive Officer and the Company's other three most highly compensated executive officers (collectively, the "Named Executive Officers").




                                     ANNUAL       LONG-TERM
                                  COMPENSATION   COMPENSATION
                                  ------------   ------------
                                                  SECURITIES       ALL OTHER
NAME AND                FISCAL                    UNDERLYING     COMPENSATION
PRINCIPAL POSITION       YEAR       SALARY($)     OPTIONS(#)        ($)(1)
------------------      ------      ---------    ------------    ------------
BRIAN WOOLF              2000         74,203        300,000            -
(CHAIRMAN / CHIEF
 EXECUTIVE OFFICER
 SINCE 10/4/00)

THOMAS E. REINCKENS      2000        284,973         28,125           2,662
(PRESIDENT / CHIEF       1999        272,596         28,125           2,705
 OPERATING OFFICER       1998        289,328           -              2,513
 DIRECTOR)

MAE SOO HOO              2000        280,852         30,625           1,978
(EXECUTIVE VICE          1999        279,410         30,625           1,950
 PRESIDENT/DIRECTOR)     1998        267,390           -              1,906


ROY C. SMITH             2000        275,000           -              9,592
(EXECUTIVE VICE          1999        273,558           -              9,195
 PRESIDENT/DIRECTOR)     1998        319,413           -              8,887


    (1) Included in the figures shown under this column for 2000 are the following insurance premiums paid by the Company with respect to term life insurance for the benefit of the executive officer and long-term disability insurance: $3,817 and $5,775, respectively, for Mr. Smith; $ 1,161 and $1,501 , respectively for Mr.Reinckens; and $657 and $1,321, respectively for Ms. Soo Hoo.

        Included in the figures shown under this column for 1999 are the following insurance premiums paid by the Company with respect to term life insurance for the benefit of the executive officer and long-term disability insurance: $3,420 and $5,775, respectively, for Mr. Smith; $1,204 and $1,501, respectively, for Mr. Reinckens; and $629 and $1,321, respectively, for Ms. Soo Hoo.

        Included in the figures shown under this column for 1998 are the following insurance premiums paid by the Company with respect to term life insurance for the benefit of the executive officer long-term disability insurance: $3,112 and $5,775, respectively, for Mr. Smith; $1,012 and $1,501, respectively, for Mr. Reinckens; and $585 and $1,321, respectively, for Ms. Soo Hoo.




                   AGGREGATED FISCAL YEAR-END STOCK OPTION VALUES


                       NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                       UNDERLYING UNEXERCISED      IN-THE-MONEY STOCK OPTIONS
                       STOCK OPTIONS AT FY-END(#)  AT FY-END ($) (1)
                       --------------------------  ---------------------------
NAME                   EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-------------------    --------------------------  ---------------------------

Brian Woolf                -          300,000          -          $123,000

Thomas E. Reinckens    129,218         23,907      $1,729         $  9,802

Mae Soo Hoo            158,344         26,031      $1,884         $ 10,673

Roy C. Smith           147,500           -         $   -          $   -



_______________________



(1) In-the money Stock Options are those where the fair market value of the underlying stock exceed the exercise price of the Option. The amounts in this column represent the difference between the exercise price of the Stock Options and the closing price of the Company's Common Stock on December 29, 2000 (the last day of trading for Fiscal 2000) for all options held by each Named Executive Officer, whether vested or unvested. The closing price of the Company's Common Stock as reported on NASDAQ/NMS on December 29, 2000 was $3.00 per share.

               STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information with respect to stock options granted in Fiscal 2000 to each of the Named Executive Officers.

<caption>                                                                    Potential
                                                                         Realizable Value
                                                                         At Assumed Annual
                                                                        Rates of Stock Price
                                                                          Appreciation for
                            Individual Grants                             Option Term  (3)
                            -----------------------------------------   ---------------------
   (a)                  (b)          (c)         (d)          (e)           (f)      (g)

                      Number of   % of Total
                     Securities    Options     Exercise
                     Underlying   Granted to   or Base
                      Options    Employees in   Price     Expiration
Name                 Granted(#)  Fiscal Year  ($)/share)     Date           5%($)   10%($)
-------------------  ----------  ------------ ----------  -----------      -------  -------

Brian Woolf            300,000      63.32%      $2.59     10/04/10(1)      214,671  474,366
Thomas E. Reinckens     28,125       5.94%      $2.59     01/20/09(2)       20,125   44,472
Mae Soo Hoo             28,125       6.46%      $2.59     01/20/09(2)       21,914   48,425


(1) On October 4, 2000, the Company granted 154,440 incentive stock options and 145,560 non-qualified stock options to Mr. Woolf under the Company's 2000 Stock Option Plan. The options were granted at an exercise price of $2.59, (the closing price of the Common Stock on NASDAQ/NMS on October 4,
     2000) per share, expiring on October 4, 2010, subject to accelerated vesting at the maximum rate of up to 25% per year for the years ended December 31, 2001, 2002, 2003 and 2004, to the extent the company's earnings plan was achieved, based on the following sliding scale:


                                                                  Options Which
                                                                   Will Become
                                                                   Exercisable
                                                                  -------------

         Greater than or equal to 90%..................................25%
         Greater than or equal to 75%, but less than 90%...............20%
         Greater than or equal to 60%, but less than 75%...............15%


(2) On October 4, 2000, the Company canceled 123,750 options previously granted under the Company's 1994 Stock Option Plan and issued new options pursuant to such plan having an exercise price of $2.59, (the closing price of the Common Stock on NASDAQ/NMS on October 4, 2000) per share, expiring on January 20, 2009, subject to accelerated vesting at the maximum rate of up to 25% per year for the three years ended December 31, 2000, 2001 and 2002, to the extent the company's earnings plan was achieved.

(3) Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate compounded annually, from the date of grant to the expiration date. These values are calculated on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation. Actual gains, if any, are dependent on the future market price of the Company's Common Stock.

Employment Contracts and Change-of-Control Provisions

    Pursuant to an agreement made as of September 27, 2000 between Mr. Woolf and the Company, in exchange for Mr. Woolf's services as Chairman and Chief Executive Officer of the Company, he receives an annual base salary initially of $400,000. The agreement's term is through January 31, 2003. The agreement grants Mr. Woolf an initial option to purchase 300,000 shares of the Company's Common Stock under the 2000 Stock Plan. The agreement grants Mr. Woolf the ability to receive a bonus based on the Company's pre-tax earnings. The agreement also entitles Mr. Woolf to a term life insurance policy of three times his annual salary and to participate in the Company's long term disability coverage and its medical and dental package. The agreement provides that if the Company terminates Mr. Woolf's employment for any reason other than those set forth in the next sentence, or if Mr. Woolf's employment is not continued after January 31, 2003 for any reason other than those set forth in the next sentence, until Mr. Woolf accepts other employment, Mr. Woolf will continue to receive his compensation at the rate in effect at the date of such termination for a maximum period of twelve months. The agreement becomes null and void if the Company unilaterally terminates Mr. Woolf's employment for (i) theft or other fraudulent conversion of corporate assets, (ii) willful malfeasance with respect to his responsibilities or (iii) permanent disability.

     All of the options granted under the Company's 2000 and 1994 Stock Option Plans contain a provision under which the option will become immediately exercisable (the "Accelerated Exercise") with respect to all shares subject to it as follows: (i) except as provided in clause (iii) below, immediately after the first date on which less than 25% of the outstanding Common Stock in the aggregate is beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) by Andrew M. Saul and Joseph E. Saul, members of their immediate families and one or more trusts established for the benefit of such individuals or members, (ii) immediately prior to the sale of the Company substantially as an entirety (whether by sale of stock, sale of assets, merger, consolidation or otherwise), (iii) immediately prior to the expiration of any tender offer or exchange offer for shares of Common Stock of the Company, where: (x) all holders of Common Stock are entitled to participate, and (y) the Sauls have agreed (or have announced their intent) to sell such number of their shares of Common Stock as will result in the Sauls beneficially owning less than 25% of the outstanding shares of Common Stock in the aggregate, and (iv) immediately, if 20% or more of the directors elected by shareholders to the Board of Directors are persons who were not nominated by management in the most recent proxy statement of the Company. The Company is required to give appropriate notice so as to permit an optionee to take advantage of the foregoing provisions.

                        REPORT OF THE AUDIT COMMITTEE


     For many years, the Company has had an Audit Committee composed of two non-management directors along with Mr. Andrew Saul. The two non-management members of the Audit Committee meet the independence and experience requirements of the NASDAQ Stock Exchange. Mr. Andrew Saul served as Chairman of the Board of Directors of the Company from February 1993 to October 2000. The Board of Directors has determined that his participation on the Audit Committee is in the best interests of the Company and its shareholders due to his understanding of the affairs of the Company and related financial and management expertise. In 2000, the Committee met five times. Our Audit Committee has long followed the substance of the procedures recommended in the report of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees, sponsored by the major securities markets, issued in February 1999. Thus, when last year the SEC and the Exchange adopted new audit committee requirements, no significant changes in the practices of our Audit Committee were required. The Committee has adopted, and in June 2000 our Board of Directors approved a charter outlining the practices it follows; a copy of the charter is attached as Appendix A to this Proxy statement.

     During the year 2000, at each of its meetings, the Committee met with the senior members of the Company's financial management team and our independent auditors. The Committee's agenda is established by the Committee's chairman. The Committee had private sessions, at each of its meetings with the Company's independent auditors, at which candid discussions of financial management, accounting and internal control issues took place.

     The Committee recommended to the Board of Directors the engagement of Arthur Andersen LLP as our independent auditors and reviewed with the Company's financial managers and the independent auditors; overall audit scopes and plans, the results of external audit examinations, evaluations by the auditors of the Company's internal controls and the quality of the Company's financial reporting.

     Management has reviewed the audited financial statements in the Annual Report with the Audit Committee including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgements, members of the Audit Committee asked for management's representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles, and have expressed to both management and auditors their general preference for conservative policies when a range of accounting option is available.

     In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

     - Are there any significant accounting judgements made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

     - Based on the auditors' experience, and their knowledge of the Company, do the Company's financial statements fairly present to investors, with clarity and completeness, the Company's financial position and performance for the reporting period in accordance with generally accepted accounting principles, and SEC disclosure requirements?

     - Based on the auditors' experience, and their knowledge of the Company, has the company implemented internal controls and internal audit procedures that are appropriate for the Company?

     The Committee believes that, by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgements.

     The Committee also discussed with the independent auditors other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 (communication with audit committees). The Committee received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2000 was compatible with the auditors' independence.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee does not complete its review prior to the Company's public announcements of financial results and, necessarily, in its oversight role, the Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

     In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 30, 2000, for filing with the Securities and Exchange Commission.


                                  Audit Committee
                                  Andrew M.Saul, Chairman
                                  Morton J. Schrader, Director
                                  Mark E. Goldberg, Director

Compensation and Plan Administration Committee Report on Repricing
Options

     The Compensation and Plan Administration Committee, (the"Committee") which administered the Company's 1994 stock option plan, granted stock options to Mr. Reinckens and Ms. Soo Hoo in 1999 for 28,125 and 30,625 shares of Common Stock respectively. The 1994 stock options granted to such executives had an exercise price of $4.375 per share and would have become exercisable on January 20, 2003 (subject to accelerated vesting as described in the next sentence), and would have expired on January 20, 2009. The 1994 stock options would have become exercisable earlier at the maximum rate of up to 25% per year for the three years ended December 31, 1999, 2000 and 2001 to the extent the Company's earnings plan as approved by the Committee was achieved, based on a sliding scale. On October 4, 2000, the stock options granted in 1999 were canceled and new stock options were issued to such executives in the same amounts and having the same terms as the canceled options, except that (i) the exercise price of the new options was reduced to $2.59 per share and (ii) the new options became exercisable earlier than January 20, 2003 at the maximum rate of up to 50% on December 31, 2000 and 25% on December 31, 2001 to the extent the Company's earnings plan, as approved by the Committee, was achieved, based on a sliding scale. The Committee authorized such cancellation and new issuance of stock options to avoid the consequences to option holders of the reduction in market price of the Common Stock. The exercise price of the new stock options reflected the closing price of the Common Stock on the NASDAQ/NMS on October 4, 2000.


      The foregoing report has been furnished by the Compensation and Plan Administration Committee consisting of Messrs. Andrew M. Saul, Morton J. Schrader and Mark E. Goldberg.

Board of Directors Report on Repricing of Options

     In October 2000, the Board of Directors reviewed options granted to executive officers of the Company pursuant to the Company's 1994 stock option plan and determined that the exercise price of these options exceeded the fair market value of the Company's Common Stock. The Board was concerned that the Company's total compensation package for its senior executives was less attractive than compensation offered by its competitors and other comparable companies because the exercise price of options granted to new executives of such companies would afford greater opportunity for appreciation than the Company's options.


     The Board concluded that (i) the Company's future success is dependent in large part on its ability to retain its key executives;
(ii) competition for such personnel is intense; (iii) the loss of key executives would have an adverse impact on the Company's business; and
(iv) it is important and cost-effective to provide equity incentives to executive officers of the Company to improve the Company's performance and the value of the Company for its shareholders. On balance, considering all of these factors, the Board determined it to be in the best interests of the Company and its shareholders to restore the incentive for its executive officers to remain employees of the Company and to exert their maximum efforts on behalf of the Company by granting stock options to replace outstanding options with exercise prices reflecting recent trading prices.

     As a consequence, on October 4, 2000 the Board of Directors canceled the options issued on January 20, 1999 and reissued new options under the 1994 stock option plan to replace the canceled options.

     All such options granted under the 1994 Plan have an exercise price of $2.59 per share (which reflected the closing price of the Common Stock on NASDAQ/NMS on October 4, 2000), terminate on January 20, 2009 and become exercisable on December 31, 2000, subject to accelerated vesting as described in footnote (1) to the "Option Grants in Last Fiscal Year" table under the heading "Executive Compensation."

     The foregoing report has been furnished by the Board of Directors of the Company consisting of Messrs. Joseph E. Saul, Andrew M. Saul, Morton J. Schrader, Mark E. Goldberg, Brian Woolf, Thomas E.
Reinckens, Roy C. Smith and Ms. Mae Soo Hoo.

                      TEN-YEAR OPTION REPRICING

     The following table provides the specified information concerning all repricing of options to purchase the Company's Common Stock held by an executive officer of the Company during the last ten years:

<caption>                                                                           Length of
                                Number of     Market                                 Original
                               Securities    Price of    Exercise                  Option Term
                               Underlying    Stock at    Price at       New        Remaining at
                                Options       Time of     Time of     Exercise       Date of
   Name                Date     Repriced   Repricing($) Repricing($)  Price($)      Repricing
-------------------  --------  ----------- ------------ ------------  --------     ------------

Thomas E. Reinckens  10/15/90    62,500(1)     2.00(1)     5.00(1)     2.00(1)     26.5 months
(President/Chief     07/28/94    25,000        6.75        8.50        6.75        47   months
 Operating Officer/  12/16/94    25,000        4.25        6.75        4.25        42   months
 Director)           12/10/97    25,000        3.06        4.25        3.06         6.5 months
                     12/10/97    50,000        3.06        4.25        3.06        12.5 months
                     10/04/00    28,125        2.59        4.38        2.59        41.5 months

Roy C.Smith          10/15/90   118,750(1)     2.00(1)     1.50(1)     2.00(1)     26.5 months
(Executive Vice      07/28/94    37,500        6.75        8.50        6.75        47   months
 President/Director) 12/16/94    37,500        4.25        6.75        4.25        42   months
                     12/10/97    37,500        3.06        4.25        3.06         6.5 months
                     12/10/97    60,000        3.06        4.25        3.06        12.5 months

Mae Soo Hoo          10/15/90    31,250(1)     2.00(1)     5.00(1)     2.00(1)     26.5 months
(Executive Vice      07/28/94    18,750        6.75        8.50        6.75        47   months
 President/Director) 12/16/94    18,750        4.25        6.75        4.25        42   months
                     12/10/97    18,750        3.06        4.25        3.06         6.5 months
                     12/10/97    85,000        3.06        4.25        3.06        12.5 months
                     10/04/00    28,125        2.59        4.38        2.59        41.5 months

Roy C. Chapman(2)    10/15/90   712,500(1)     2.00(1)     1.50(1)     2.00(1)     26.5 months

Michael A.Warner(3)  07/28/94   125,000        6.75        8.50        6.75        47   months
                     12/16/94   125,000        4.25        6.75        4.25        42   months

Karen Hubchik(4)     07/28/94    18,750        6.75        8.50        6.75        47   months
                     12/16/94    18,750        4.25        6.75        4.25        42   months

Barry B. Schwartz(5) 12/10/97    50,000        3.06        4.25        3.06        49.5 months



(1) Adjusted to reflect the Company's one-for-four reverse stock split of its Common Stock on September 15, 1993.
(2) Mr. Chapman was Chairman of the Board of Directors for the Company from January 1987 to February 1993.
(3) Mr. Warner was President of the Company from October 1990 through September 1995.
(4) Ms. Hubchik was a Vice President of the Company from November 1990 through October 1995.
(5) Mr. Schwartz was a Vice President of the Company from January 1997 through April 1999.

 Compensation of Directors

     All non-employee Directors (Messrs. Andrew Saul, Joseph Saul, Mark Goldberg and Morton Schrader) are compensated for their services to the Company by participation in the Company's group medical insurance program at an approximate cost to the Company of $11,500 per individual per year.


Compensation Committee Interlocks and Insider Participation

    The Company's Compensation and Plan Administration Committee consists of Messrs. Andrew M. Saul, Mark E. Goldberg and Morton J. Schrader. Andrew M. Saul is also the Chairman of the Board of the Company.

     Mr. Goldberg is also an attorney in private practice. He has been retained by the Company to provide legal services since 1988 and is expected to provide further legal services in 2001. During the fiscal year ended December 31, 2000, Mr. Goldberg received $18,968 from the Company for legal services rendered during Fiscal 2000.


           COMPENSATION AND PLAN ADMINISTRATION COMMITTEE
                   REPORT ON EXECUTIVE COMPENSATION

General

     Executive compensation consists generally of two components- base salary and option awards, and sometimes a third component - a discretionary bonus award. The Compensation and Plan Administration Committee(the "Committee"), currently consisting of Messrs. Andrew M. Saul, Mark E. Goldberg and Morton J. Schrader, administers the Company's option plans pursuant to which option awards are granted, determines the remuneration arrangements for the three most senior executive officers and reviews and approves the remuneration arrangements for the executive officers of the Company, which arrangements are determined by the Chairman, in accordance with parameters set by the Committee.

     This report of the Committee of the Board of Directors addresses the Company's compensation policies for Fiscal 1999 applicable to Cache's executives including the Named Executive Officers.

     The Committee's Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report on Executive Compensation by reference, and shall not otherwise be deemed filed under such Acts.

Philosophy

     The Cache executive compensation program is designed to attract and retain key executives. Its objectives are to reward executives who contribute to the success of the Company through individual and company performances. Specifically, compensation includes a competitive base salary program and long-term stock option awards. The Company will sometimes grant discretionary bonuses to certain key executive officers with respect to prior contributions as well as to serve as incentives to attract key executives into the Company's employ.


Base Salary

     The Company believes a competitive base salary is necessary to retain key management employees. Base salaries are determined based upon a review of an individual's experience and responsibilities, general industry practice and the competitive environment for each position. Annual salary adjustments are determined based upon an individual's performance, the Company's performance, general industry practice and any new duties or responsibilities assumed by the individual during the last year.

     Mr. Woolf's base salary of $400,000 was determined by his employment agreement with the Company, made as of September 29, 2000, and described in this proxy statement under "Executive Compensation-Employment Contracts and Change of Control Provisions", which provided for a base salary of $400,000 per annum during that period. In connection with entering into a new employment agreement with Mr. Woolf as of September 29, 2000, the Compensation and Plan Administration Committee determined Mr. Woolf's base salary amount to be appropriate in light of the competitive environment for his position and his individual management experience. In addition, Mr. Woolf was granted an incentive opportunity under the Company's 2000 Stock Option Plan as described below.




Long-Term Incentives

     The Company believes that employee equity ownership is highly motivating, provides a major incentive to employees in building stockholder value, and serves to align the interests of employees with stockholders. Options are based upon the relative position and responsibilities of each executive officer, historical and expected contributions of each officer to the Company, and previous option grants to such executive officers. Options are recommended with a goal to provide competitive equity compensation for executive officers compared to executive officers of similar rank in companies of the Company's industry, geographic location and size.

     Cache's stock option programs were designed by the Company as a long-term incentive program for key executives. The stock option programs have created an incentive for executives to maximize shareholder return, by linking long-term compensation with the valuation of the Company's Common Stock. The stock option plans typically have included initial grants which have vested from three to five years. Stock options granted under the 2000 and 1994 Plan are required to have an exercise price at least equal to the fair market value of the Company's common stock at the date of grant. Among other factors considered by the Committee in determining who qualified for stock option grants under the 1994 Plan and 2000 Plan and the amount of such grants were an executive's business experience and his potential to contribute to the future success of the Company.



Other Compensation

     The Company provides certain other benefits, such as health insurance, to the executive officers that are generally available to Company employees. In addition, the Company provides its executives, including the Named Executive Officers, with term life insurance and additional long-term disability insurance, at the Company's cost.

     The foregoing report has been furnished by the Compensation and Plan Administration Committee consisting of Messrs. Andrew M. Saul, Morton J. Schrader and Mark E. Goldberg.

                     FIVE-YEAR PERFORMANCE COMPARISON

     The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the NASDAQ National Market Index (which tracks the aggregate performance of equity securities of companies traded on the NASDAQ National Market System ("NASDAQ/NMS")) and (ii) the cumulative total return of companies with the same four-digit standard industrial code (SIC) as the Company (SIC Code 5621, titled "Women's Clothing Stores"), over the period from January 1, 1996 to December 31, 2000. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future price performance.

     The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

             Compare 5-Year Cumulative Total Return Among Cache Inc.,
             NASDAQ Market Index and SIC Code Index



                                        FISCAL YEAR ENDING
                            -------------------------------------------------
COMPANY/INDEX/MARKET         1995     1996    1997    1998     1999     2000
                            -------------------------------------------------
Cache Inc.                  100.00   107.41   89.82  144.44   192.59    88.89
Women's Clothing Stores     100.00   118.43  142.30  166.43   220.43   211.41
NASDAQ Market Index         100.00   124.27  152.00  214.39   378.12   237.66



                      Assumes: $100 Invested on Jan. 1, 1996
                      Assumes: Dividend reinvested
                      Fiscal Year Ending Dec. 31, 2000

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1990, Joseph Saul loaned the Company an aggregate of $1,750,000. All such loans bore interest at the rate of 8 1/2% per annum and matured on January 1, 1994. On December 14, 1993, Joseph Saul agreed to replace the promissory note with a new promissory note, having an interest rate of 7% per annum and a maturity date of January 31, 1997 (the "First Note"), which note was subordinated to the National Westminster Bank loan dated December 15, 1993. On August 26, 1996, Mr. Saul agreed to extend the maturity date of the note to January 31, 2000, due to the renewal of the Bank line of credit.

     In 1991, Joseph Saul made a loan to the Company of an additional $250,000, which loan bore interest at the rate of 7 1/2% per annum and was due on January 1, 1994. On December 14, 1993, Joseph Saul agreed to replace the promissory note with a new promissory note (together with the First Note, the "Notes"), which note was subordinated to the National Westminster Bank loan dated December 15, 1993. This note bore interest at the rate of 7% per annum and had a maturity date of January 31, 1997. On August 26, 1996, Mr. Saul agreed to extend the maturity date of the note to January 31, 2000, due to the renewal of the Bank line of credit.

     In August 1999, the Company amended its revolving credit facility with Fleet Bank, N.A. (Successor in interest to National Westminister Bank, New Jersey). In connection therewith, Fleet Bank, N.A. and the Company agreed that the Company could repay the Notes if the Company was in compliance with all of the financial covenants contained in the agreement. In December 1999, the Company repaid both Notes to Mr. Saul.

     On December 16, 1994, the Company loaned $170,000 to Roy Smith, Executive Vice President and a Director of the Company and $80,000 to Thomas E. Reinckens, Vice President, Chief Financial Officer and a Director of the Company, in each case for personal reasons. All such loans are with full recourse to the executive, payable on demand from the Company, secured by a pledge of shares of the Company's Common Stock owned by such executive and bear interest at a rate of 7% per annum. The balance as of August 14, 2001, and the highest balance during Fiscal 2000, for these loans were $170,000 and $80,000, respectively.

     See Also "Executive Compensation--Compensation Committee
Interlocks and Insider Participation."

     As of August 14, 2001, the Sauls beneficially owned in the aggregate 6,145,054 shares of the Company's outstanding Common Stock, representing approximately 67.59% of the Company's outstanding Common Stock. See "Principal Shareholders and Share Ownership by
Management."

              PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP
                             BY MANAGEMENT

 The following table sets forth certain information as to the beneficial ownership of the Company's equity securities as of August 14, 2001 by (i) each director or nominee of the Company, (ii) each Named Executive Officer, (iii) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock, and
(iv) all executive officers and directors as a group. Unless otherwise indicated, the beneficial ownership for each person consists of the sole voting and sole investment power with respect to all shares beneficially owned by him. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

                                                     Percentage of
                            Number of shares       Outstanding Shares
Person and Address          of Common Stock         of Common Stock
-----------------------     ----------------       ------------------

Andrew M. Saul
9 West 57th Street
New York, NY  10019 (1)         6,145,054                67.59%

Joseph E. Saul
9 West 57th Street
New York, NY  10019 (2)         6,145,054                67.59%

Norma G. Saul
9 West 57th Street
New York, NY  10019 (3)         6,145,054                67.59%

Trust f/b/o
Jennifer B. Saul
  pursuant to Trust
  Agreement dated
  March 28, 1995
9 West 57th Street
New York, NY  10019 (4)           756,314                 8.32%

Trust f/b/o
Kimberly E. Saul
  pursuant to Trust
  Agreement dated
  March 28, 1995
9 West 57th Street
New York, NY  10019 (4)           756,314                 8.32%

                                                     Percentage of
                             Number of shares      Outstanding Shares
Person and Address           of Common Stock         of Common Stock
------------------           ----------------      ------------------

Jane Saul Berkey
Cache, Inc.
1460 Broadway
New York, NY  10036 (5)           744,046                 8.18%

Roy C. Smith
Cache, Inc.
1460 Broadway
New York, NY  10036 (6)           232,500                 2.44%

Mae Soo Hoo
Cache, Inc.
1460 Broadway
New York, NY  10036 (7)           200,074                 2.10%

Thomas E. Reinckens
Cache, Inc.
1460 Broadway
New York, NY  10036 (8)           198,718                 2.09%

Mark E. Goldberg
60 East 42nd Street
New York, NY  10165                28,795          Less than 1%

Morton J. Schrader
733 Park Avenue
New York, NY  10021                 5,000          Less than 1%

All Current
  Executive Officers
  and Directors as a
  Group (seven persons)         6,810,141                71.49%

_________________

(1) Represents shares beneficially owned by the group consisting of Andrew Saul, Joseph Saul, Norma
        Saul and the Trusts (defined below) according to a
        Schedule 13D, as amended, filed by the group with the Securities and Exchange Commission. Andrew M. Saul may be deemed to own beneficially 2,891,218 shares of Common Stock (31.8%), if all shares owned by him or issuable pursuant to rights owned by him are deemed outstanding (including the shares owned by the Trusts of which Andrew Saul is a trustee, and the shares owned by the A. Saul Foundation, of which Andrew Saul is a director, but excluding all shares issuable pursuant to rights held by persons other than Andrew Saul, the Trusts of which Andrew Saul is a trustee and the A. Saul Foundation), consisting of (i) 2,585,158 shares of Common Stock owned by Andrew Saul, (ii) 140,530 shares of Common Stock owned by the 85 J. Saul Trust of which Andrew Saul is a trustee, (iii) 140,530 shares of Common Stock owned by the 84 K. Saul Trust of which Andrew Saul is a trustee, and (iv) 25,000 shares of Common Stock owned by the A. Saul Foundation of which A. Saul is a director. Andrew Saul, his wife Denise, and Sidney Silberman comprise the Board of Directors of the A. Saul Foundation and Andrew Saul is its President. Andrew Saul, in his capacity as one of the trustees of the trusts referenced in (ii) and
        (iii) above, may be deemed to have shared voting power and disposition power over the shares of Common Stock owned by such trusts. Andrew Saul, in his capacity as one of the directors of the A. Saul Foundation, may be deemed to have shared voting power and disposition power over the shares held by such foundation. Andrew Saul disclaims beneficial ownership of the shares not directly owned or under rights owned by him.

(2) Represents shares beneficially owned by the group consisting of Andrew Saul, Joseph Saul, Norma
        Saul and the Trusts, according to a Schedule 13D, as amended, filed by the group with the Securities and Exchange Commission. Joseph E. Saul may be deemed to own beneficially 2,353,436 shares of Common Stock (25.9%), if all shares owned by him or issuable pursuant to rights owned by him are deemed outstanding (including the shares owned by the Trusts of which Joseph Saul is a trustee, and the shares owned by the J. Saul Foundation, of which Joseph Saul is a director, but excluding all shares issuable pursuant to rights held by persons other than Joseph Saul, the Trusts of which Joseph Saul is a trustee and the J. Saul Foundation), consisting of (i) 733,308 shares of Common Stock owned by Joseph Saul, (ii) 756,314 shares of Common Stock owned by the 85 J. Saul Trust of which Joseph Saul is a trustee, (iii) 756,314 shares of Common Stock owned by the 85 K. Saul Trust of which Joseph Saul is a trustee and (iv) 107,500 shares of Common Stock owned by the J. Saul Foundation of which J. Saul is a director. Joseph Saul, his wife Norma, and Sidney Silberman comprise the Board of Directors of the
        J. Saul Foundation and Joseph Saul is its President. Joseph Saul, in his capacity as one of the trustees of the trusts referenced in (ii) and (iii) above, may be deemed to have shared voting power and disposition power over the shares of Common Stock owned by such trusts. Joseph Saul, in his capacity as one of the directors of the J. Saul Foundation, may be deemed to have shared voting power and disposition power over the shares held by such foundation. Joseph Saul disclaims beneficial ownership of the shares not directly owned or under rights owned by him.

(3) Represents shares beneficially owned by the group consisting of Andrew Saul, Joseph Saul, Norma
        Saul and the Trusts, according to a Schedule 13D, as amended, filed by the group with the Securities and Exchange Commission. Norma Saul may be deemed to own beneficially 2,520,528 shares of Common Stock (27.7%), if all shares owned by her or issuable pursuant to rights owned by her are deemed outstanding (including the shares owned by the Trusts of which Norma Saul is a trustee and the shares owned by the J. Saul Foundation, of which Norma Saul is a director, but excluding all shares issuable pursuant to rights held by persons other than Norma Saul, the Trusts of which Norma Saul is a trustee and the J. Saul Foundation), consisting of (i) 900,400 shares of Common Stock owned by Norma Saul, (ii) 756,314 shares of Common Stock owned by the 85 J. Saul Trust of which Norma Saul is a trustee, (iii) 756,314 shares of Common Stock owned by the 85 K. Saul Trust of which Norma Saul is a trustee and (iv) 107,500 shares of Common Stock owned by the J. Saul Foundation of which Norma Saul is a director. Norma Saul, in her capacity as one of the trustees of the trusts referenced in (ii) and (iii) above, may be deemed to have shared voting power and disposition power over the shares of Common Stock owned by such trusts. Norma Saul, in her capacity as one of the directors of the J. Saul Foundation, may be deemed to have shared voting power and disposition power over the shares held by such foundation. Norma Saul disclaims beneficial ownership of the shares not directly owned or under rights owned by her.

(4) The trust f/b/o Jennifer B. Saul and the Trust f/b/o Kimberly E. Saul each own 756,314 shares of Common Stock, according to a Schedule 13D, as amended, filed with the Securities and Exchange Commission. Joseph E. Saul, his wife Norma Saul and Sidney J. Silberman, Esq., are trustees of such trusts.

(5) Represents shares beneficially owned by Jane Saul Berkey according to a Schedule 13D, as amended, filed by Ms. Berkey with the Securities and Exchange Commission. Jane Saul Berkey is the daughter of Mr. Joseph Saul and the sister of Mr. Andrew Saul.

(6) Consists of 85,000 shares of Common Stock and options to acquire 147,500 shares of Common Stock.

(7) Consists of 41,731 shares of Common Stock and options to acquire 158,343 shares of Common Stock.

(8) Consists of 69,500 shares of Common Stock and options to acquire 129,218 shares of Common Stock.

                       PROPOSAL TO APPROVE THE
          2000 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN
                            (PROPOSAL 2)


Introduction

     On October 4, 2000, the Board of Directors of the Company adopted, subject to shareholder approval, the Cache, Inc. 2000 Stock Option and Performance Incentive Plan (the "2000 Plan"). The following is a fair summary of the terms of the 2000 Plan, which is nevertheless qualified in its entirety by reference to the complete text of the 2000 Plan attached to this Proxy Statement as Appendix A.


Purpose of Plan

     The purpose of the 2000 Plan is to encourage and enable all employees of the Company and its subsidiaries to acquire a proprietary interest in the Company through the ownership of the Company's Common Stock, and other rights with respect to the Common Stock. Such ownership will provide such employees with a more direct stake in the future welfare of the Company and encourage them to remain with the Company and its subsidiaries. It is also expected that the 2000 Plan will encourage qualified persons to seek and accept employment with the Company and its subsidiaries.


Maximum Shares Available

      The maximum aggregate number of shares of Common Stock available for award under the Plan to employees of the Company and its subsidiaries is 550,000; provided, however, that no employee may receive awards of or relating to more than 300,000 shares of Common Stock in the aggregate in any Fiscal year of the Company. Corresponding Tax Offset Payments (as defined below) also may be awarded at the discretion of the Committee (as defined below). The shares of Common Stock available under the 2000 Plan and all awards are subject to adjustment in certain circumstances as hereinafter described. Shares of Common Stock attributable to lapsed or forfeited awards may become available for subsequent awards under the 2000 Plan.

Administration of the Plan

     A committee of two or more directors (the "Committee") must be designated to administer the 2000 Plan. the Committee must be composed of disinterested directors. The determination of which members of the Board may serve on the Committee will be made in accordance with the requirements of Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

    The Committee has the full power in its discretion to grant awards under the 2000 Plan, to determine the terms thereof, to interpret the provisions of the 2000 Plan and take such action as it deems necessary or advisable for the administration of the 2000 Plan. The Board of Directors has authorized its Compensation and Plan Administration Committee to function as the Committee under the 2000 Plan.

Eligibility and Participation

     All employees of the Company and its subsidiaries are generally eligible to receive awards under the 2000 Plan. Approximately 2000 employees of the Company and its subsidiaries are eligible to participate in the 2000 plan; however, the Committee currently expects to select as participants only certain members of senior management (which currently consists of approximately 25 employees). Participation in the 2000 Plan is at the discretion of the Committee and shall be based upon the employee's present and potential contributions to the success of the Company and such other factors as the Committee deems relevant.

Type of Awards Under the Plan

     If approved by the shareholders, the 2000 Plan provides that the Committee may grant awards to employees in any of the following forms, subject to such terms, conditions and provisions as the Committee may determine to be necessary or desirable: (i) incentive stock options ("ISOs"), (ii) nonstatutory stock options ("NSOs"), (iii) stock appreciation rights ("SARs"), (iv) shares of Common Stock subject to certain restrictions ("Restricted Shares"), (v) units representing shares of Common Stock ("Performance Shares"), (vi) units which do not represent shares of Common Stock but which may be paid in Common Stock ("Performance Units"), (vii) shares of unrestricted Common Stock ('Unrestricted Shares") and (vii) tax offset payments ("Tax Offset Payments").

Grant of Options and SARs

     The Committee may award ISOs and/or NSOs to employees
(collectively, "Options"). SARs may be awarded either in tandem with Options ("Tandem SARs") or on a stand-alone basis ("Nontandem SARs").

Option Price

     The option price is determined by the Committee at the time of grant. The option price determined with respect to an Option shall also be applicable in connection with the exercise of any Tandem SAR granted with respect to such Option. At the time of grant of Nontandem SAR, the Committee will specify the base price of the shares of Common Stock to be used for determining the amount of cash or number of shares of Common Stock to be distributed upon the exercise of such Nontandem SAR.

     Neither the option price per share of Common Stock nor the base price of Nontandem SARs will be less than 100% of the market price of the Common Stock on the date of such grant. The last sales price of the Common Stock, as reported on the NASDAQ National Market System on August 14, 2001, was $4.00 per share.

Vesting

     The Committee will determine at the time of grant the terms under which Options and SARs shall vest and become exercisable.


Special Limitations on ISOs

     No ISO may be granted to an employee who owns, at the time of the grant, stock representing more than 10% of the total voting power of all classes of stock of the Company or its subsidiaries (a "10% Stockholder") unless the option price for the shares subject to such ISO is at least 110% of the market price on the date of grant and is such ISO award is not exercisable more than five years after its date of grant. In addition, the total fair market value of shares subject to ISOs which are exercisable for the first time by an employee in a given calendar year shall not exceed $100,000, valued as of the date of the ISO's grant. ISOs may not be granted more than ten years after the date the 2000 Plan is approved by the Company's shareholders.


Exercise of Options and SARs

     An Option may be exercised in whole or in part in accordance with procedures to be established by the Committee. Common Stock purchased upon the exercise of the Option shall be paid for at the time of purchase. Such payment shall be made in cash or, in the discretion of the Committee, (i) through delivery of shares of Common Stock already owned by the employee (valued at the market price on the date of exercise), (ii) by having the Company withhold from shares of Common Stock otherwise deliverable to the employee (valued at the market price on the date of exercise), (iii) by delivery of the employee's promissory note, or (iv) by a combination of any of the foregoing. If the exercise price is paid in whole or in part with an employee's promissory note, the note must provide for full recourse to the maker, be collateralized by the pledge of the shares of Common Stock purchased upon exercise of the Option, and bear interest at a rate no less than the then applicable federate rate (within the meaning of Section 1274 of the Code) for debt instruments with a term equal to the term of the note.

     Tandem SARs are exercisable only to the extent that the related Option is exercisable and only for the period determined by the Committee. Upon exercise of all or a portion of Tandem SARs, the related option shall be canceled with respect to an equal number of shares of Common Stock. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs shall be canceled with respect to an equal number of shares of Common Stock. Nontandem SARs shall be exercisable for the period determined by the Committee.

Surrender or Exchange of SARs

     Upon surrender of a Tandem SAR and the related unexercised Option, the employee will be entitled to receive shares of Common Stock having an aggregate market price equal to (i) the market price of the shares subject to the unexercised Option, less (ii) the aggregate option price specified in the Option. Upon surrender of a Nontandem SAR, the employee will be entitled to receive shares of Common Stock having an aggregate market price equal to (i) the market price of the shares covered by the Nontandem SAR, less (ii) the aggregate base price of such shares specified by the Committee. The Committee, at its discretion, shall cause all or any portion of the payment to be made in cash in lieu of Common Stock. Any fractional shares resulting from the exercise of an SAR will be paid in cash.


Nontransferability of Option and SARs

       Options and SARs are not transferable except by will or applicable laws of descent and distribution; however, the Committee may authorize certain transfers to the extent allowable under applicable law.


Expiration of Options

    Options will expire at such time as the Committee determines;
however, an ISO may not be exercised more than ten years from the date of grant, unless held by a 10% Stockholder, in which case such ISO may not be exercised more than five years from the date of grant.


Effect of Termination of Employment, Disability, Death or Change in Control on Options and SARs

     If an employee ceases to be employed by the Company for any reason (other than death or Disability), such employee has the right to exercise any vested Options or SARs within three months after termination of employment or such longer period as the Committee shall determine. All Options and SARs that have been granted to an employee which have not vested as of the date of the employee's termination of employment (other than by death or Disability) shall terminate as of such date. The Committee in its sole discretion may cause an Option or SAR to be forfeited upon an employee's termination of employment for any of the following reasons: (i) the employee's conviction or plea of guilty or nolo contendere to the commission of a felony, (ii) the employee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Company, (iii) any act of dishonesty resulting or intended to result in gain or personal enrichment at the Company's expense, or (iv) any breach of the employee's fiduciary duties to the Company as an employee or officer.

     In the event the employee's employment is terminated by his death, the designated beneficiary or the employee's personal representatives, heirs or legatees, as applicable, may exercise any Options or SARs(whether or not vested) within three years after the date of the employee's death; provided that any ISO shall no longer be treated as an ISO unless exercised within 3 months of the employee's death.

     In the event of the Disability (as defined in the 2000 Plan) of an employee, the employee may exercise any Options or SARs (whether or not vested) then held by him until the expiration date of such Options or SARs, provided that any ISO shall no longer be treated as an ISO unless exercised within 3 months of the date of such Disability (or within one year in the case of an employee who is "disabled" within the meaning of Section 22(e)(3) of the Code).

     If so determined by the Committee at the time of grant, any Options or SARs may provide that they become immediately exercisable upon a "Change in Control" (defined below) of the Company. The 2000 Plan defines a "Change in Control" as the occurrence of any of the following events: (i) if less than 25% of the outstanding Common Stock in the aggregate is beneficially owned (as defined in Rule 13d-3 under the Exchange Act) by Andrew M. Saul and Joseph E. Saul, members of their immediate families and one or more trusts established for the benefit of such individuals or members, (ii) the sale of the Company substantially as an entirety (whether by sale of stock, sale of assets, merger, consolidation or otherwise), (iii) any tender offer or exchange offer for shares of Common Stock in which all holders of Common Stock are entitled to participate and in connection with which the Sauls have agreed to sell such a number of shares of Common Stock as will result in the Sauls beneficially owning less than 25% of the Common Stock outstanding, or (iv) if twenty percent or more of the directors elected by shareholders to the Board of Directors are persons who were not nominated by management in the most recent proxy statement of the Company.


Restricted Shares

    Restricted Shares granted under the 2000 Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Committee. The Committee may also impose additional restrictions on an employee's right to dispose of or encumber Restricted Shares.

    Holders of Restricted Shares may not exercise the rights of a shareholder, such as the right to vote the shares or receive dividends and other distributions.

    Upon termination of an employee's employment, Restricted Shares granted to such employees shall be forfeited; however, in the event such employee's employment is terminated as a result of his death, Disability or a Change in Control of the Company, the Committee shall have the discretion to determine otherwise.

Performance Shares and Performance Units

     The Committee may award Performance Shares equivalent to one share of Common Stock and Performance Units which will have a specified value or formula-based value at the end of a performance period. The Committee shall determine performance periods and performance objectives in connection with each grant of Performance Shares or Performance Units.

     Vesting of awards of Performance Shares and Performance Units will occur upon achievement of the applicable objectives within the applicable performance period. The Committee may, at its discretion, permit vesting in the event performance objectives are partially met or grant additional vested performance Shares or Performance Units in the event the performance objectives are surpassed. Payment for vested Performance Shares and Performance Units may be in cash, Common Stock or any combination thereof, as determined by the Committee.

    No voting or dividend rights attach to the Performance Shares; however, the Committee may credit an employee's Performance Share account with additional shares equivalent to the fair market value of any dividends on an equivalent number of shares of Common Stock.


Unrestricted Shares

     Unrestricted Shares may also be granted at the discretion of the Committee. No payment shall be required for Unrestricted Shares.


Tax Offset Payments

     The Committee may make Tax Offset Payments to assist employees in paying income taxes incurred as a result of their participation in the 2000 Plan. The number of shares with respect to which Tax Offset Payments may be awarded will not exceed the number of shares available for issuance under the 2000 Plan. The amount of Tax Offset Payments will be determined by multiplying a percentage (established by the Committee) times all or a portion of the taxable income recognized by an employee upon (i) the exercise of NSO or SAR; (ii) the disposition of shares received upon exercise of an ISO; (iii) the lapse of restriction on Restricted Shares; (iv) the award of Unrestricted Shares or (v) payments of Performance Shares or Performance Units.


Adjustment Upon Changes in Capitalization

     The number and class of shares available under the 2000 Plan may be adjusted by the Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company. At the time of grant of any Options, SARs, Restricted Shares or Performance Shares, the Committee may provide for such adjustments as the Committee shall deem appropriate to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company.

Amendment and Termination

     The Board of Directors may suspend, amend, modify or terminate the 2000 Plan; however, the Company's shareholders must approve any amendment that would (i) materially increase the aggregate number of shares issuable under the 2000 plan, (ii) materially increase the benefits accruing to employees under the 2000 plan, or (iii) materially modify the requirements for eligibility to participate in the 2000 Plan.


     Awards granted prior to a termination of the 2000 Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the 2000 Plan shall adversely affect the rights of an employee in awards previously granted without such employee's consent.



Outstanding Options

     The following table sets forth all grants of ISO and NSOs made under the 2000 Plan to (i) each of the Named Executive Officers, (ii) all executive officers as a group, and (iii) all employees, including all officers who are not executive officers, as a group. All such grants are subject to shareholder approval of the 2000 Plan. Non-employee members of the Board of Directors are not eligible to participate in the 2000 Plan. Except as set forth below, no grants have been made under the 2000 Plan. Grants under the 2000 Plan are made at the discretion of the Committee; accordingly, future grants under the 2000 Plan are not yet determinable.

           Name of Individual and                                    Exercise
           Position or Number of                   ISO       NSO       Price
             Persons in Group                     Shares    Shares   Per Share
  ---------------------------------------------   -------   -------  ---------

  Brian Woolf..................................   154,440   145,560    $2.59
  (Chairman / Chief Executive Officer)

  All current executive officers as a group.....  154,440   145,560    $2.59
  (1 person)

  All other participating employees as a group..      -        -         -


Federal Income Tax Consequences

     The following summary is based upon an analysis of the Internal Revenue Code of 1986, as amended (the "Code") as currently in effect, existing laws, judicious decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of federal income tax consequences and the federal income tax consequences to employees may be either more or less favorable than those described below depending on their particular circumstances.

      Incentive Stock Options. All options that qualify under the rules of Section 422 of the Code will be entitled to "incentive option" treatment. In general, neither the grant nor the exercise of an ISO granted under the 2000 Plan will result in taxable income to the employee or a deduction to the Company. However, the excess of the fair market value of the Common Stock acquired upon exercise of an ISO over the option price is included in the "alternative minimum taxable income" of the optionee for the year in which the ISO is exercised and may subject the optionee to increased taxes under the "alternative minimum tax." To receive incentive option treatment, generally, the optionee must not dispose (a "disqualifying disposition") of the Common Stock within two years after the option is granted and must hold the Common Stock itself for at least one year after the transfer of such Common Stock to such optionee.

     If Common Stock acquired pursuant to the exercise of an ISO is disposed of in a disqualifying disposition, any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as (i) ordinary income to the extent of the difference between the exercise price and the lesser of (a) the fair market value of the Common Stock on the date the ISO is exercised or (b) the amount realized on such disqualifying disposition and (ii) short-term or long-term capital gain to the extent of any excess of the amount realized on the disposition over the fair market value of the Common Stock on the date the ISO is exercised. Upon a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income included by the optioned in his income.

      Payment for Common Stock upon the exercise of an ISO may, at the discretion of the Committee, be made in whole or in part with other shares of Common Stock. In such case, if an optioned uses stock acquired pursuant to the exercise of any ISO to acquire other stock in connection with the exercise of an ISO, it may result in ordinary income if the stock so used has not met the minimum statutory holding period necessary to receive incentive stock option treatment.

    Nonstatutory Stock Options. Generally, no taxable income will be recognized by the optionee and no deduction will be allowed to the Company upon the grant of a NSO. Upon exercise of a NSO, an optioned generally will recognize an amount of ordinary income and the Company will generally be entitled to a corresponding tax deduction equal to the amount by which the fair market value of the shares on the exercise date exceeds the exercise price.

     Stock Appreciation Rights, Performance Shares and Performance
Units.
There will be no federal income tax consequences to either the employee or the Company upon the grant of a SAR, Performance Share or Performance Unit. Generally, the employee will recognize ordinary income upon the receipt of payment pursuant to a SAR, Performance Share or Performance Unit in an amount equal to the fair market value of the Common Stock and the aggregate amount of cash received. The Company will be entitled to a corresponding tax deduction equal to the amount included in the employee's income.

    Restricted Shares. Generally, absent an election to be taxed currently under Section 83(b) of the Code (a "Section 83(b) Election"), there will be no federal income tax consequences to either the employee or the Company upon the grant of Restricted Shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the Restricted Shares, the employee will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted Shares are received, the employee will recognize an amount of ordinary income at the time of the receipt of the Restricted Shares and the Company will be entitled to a corresponding deduction equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the employee upon the lapse of restrictions on the shares, but, if the shares are subsequently forfeited, the employee may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of shares.

     Unrestricted Shares. Generally, the employee will recognize ordinary income upon the receipt of Unrestricted Shares in an amount equal to the fair market value of the Common Stock when received. The Company will be entitled to corresponding tax deduction equal to the amount included in the employee's income.

    Tax Offset Payments. Tax Offset Payments will constitute additional ordinary income to an employee when received by an employee or when used by the Company to satisfy its withholding obligations with respect to an employee. The Company will be entitled to a tax deduction equal to the amount of the Tax Offset Payment included in an employee's income.

    Persons Subject to Liability Under Section 16(b) of the Exchange
Act.
Special rules apply under the Code which may delay the timing and alter the amount of income recognized with respect to awards granted to persons subject to liability under the short-swing profits recapture rules of Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Such persons include directors, "officers" for purposes of Section 16 of the Exchange Act and holders of more than 10% of the outstanding Common Stock ("16(b) Insiders"). Generally, 16(b) Insiders are subject to such liability for the six-month period after the grant of stock-based awards. Unless a Section 83(b) Election is made, the computation and the recognition of income by a 16(b) Insider with respect to an award not otherwise subject to a restriction is deferred until he is no longer subject to suit under
Section 16(b) of the Exchange Act.

     Limitations on the Company's Compensation Deduction. Section 162(m) of the Code limits the Company's deduction for certain compensation in excess of $1 million paid to the Chief Executive Officer and the four other most highly-compensated officers. Compensation which is "performance-based" is excepted from such deduction limitation. To date, only proposed, and not final, Treasury Regulations have been issued with respect to Section 162(m) of the Code.

      Although the company intends that awards granted under the 2000 Plan will satisfy the requirements to be considered performance-based for purposes of Section 162(m) of the Code, there is no assurance such awards will satisfy such requirements, and, accordingly, the Company may be limited by Section 162(m) of the Code in the amount of deductions it would otherwise be entitled to take (as described in the foregoing summary) with respect to awards under the 2000 Plan.

    Change in Control. If all or any portion of an Option, SAR, Restricted Share or Performance Share becomes immediately exercisable in connection with a Change in Control, such accelerated vesting could be deemed a parachute payment for purposes of the "golden parachute" provisions of Sections 280G and 4999 of the Code, which could result in a non-deductible excise tax for the recipient and in the disallowance of a deduction to the Company.

     Tax Withholding. The Committee may require payment, or withhold payments made by the 2000 Plan, in order to satisfy applicable withholding tax requirements.


Approval of Plan

     Approval of the 2000 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote. The Sauls intend to vote shares of Common Stock they own in favor of Proposal 2 and the vote of such shares will be sufficient to obtain the required shareholder approval.

      The Board of Directors recommends that shareholders vote their shares FOR approval of the 2000 Plan as described herein.

                  RATIFICATION OF THE APPOINTMENT OF
                     ARTHUR ANDERSEN LLP AS AUDITORS

                              (Proposal 3)


     Board of Directors has appointed the firm of Arthur Andersen LLP to examine the financial statements of the Company for the year ending December 29, 2001, subject to ratification by shareholders. Arthur Andersen LLP was employed by the Company as its independent auditors for Fiscal 2000. Shareholders are asked to ratify the action of the Board of Directors in making such appointment.

     The Board of Directors recommends a vote for ratification. The affirmative vote of a majority of the votes cast with respect to this proposal is required for the ratification of the appointment of auditors. The Sauls intend to vote shares of Common Stock they own in favor of Proposal 3 and the vote of such shares will be sufficient to obtain the required shareholder approval.

     Representatives of Arthur Andersen LLP will attend the Annual Meeting. They also will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The following table sets forth the aggregate fees billed to the Company for the Fiscal year ended December 30, 2000 by the Company's principal accounting firm, Arthur Andersen, LLP:

               Fees                                   Amount
          ------------------------------------       --------

          Audit Fees                                 $122,400
          Financial Information Systems Design
             and Implementation Fees                        0
          All other fees                              102,626
                                                     --------
          Total fees for the Fiscal year ended
          December 30,2000                           $225,026
                                                     ========

     The Audit Committee of the Board of Directors has considered whether the provision of these Services is compatible with maintaining the principal accountants' independence.

                            OTHER BUSINESS

     Management knows of no business to be brought before the meeting other than Proposals 1, 2 and 3 in the Notice of Annual Meeting. If any other proposals come before the meeting, it is intended that the shares represented by Proxies shall be voted in accordance with the judgment of the person or persons exercising the authority conferred by the Proxies.

     Financial statements of the Company, the Company's certified public accountants' report thereon and management's discussion and analysis of the Company's financial condition and results of operations are contained in the Company's 2000 Annual Report to Shareholders, a copy of which has been sent to each shareholder of record along with a copy of this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or a communication by means of which any solicitation is to be made.



                         SHAREHOLDER PROPOSALS

     Proposals by shareholders intended to be presented at the next Annual Meeting (to be held in 2002) must be received by the Company on or before May 22, 2002 in order to be included in the Proxy Statement and Proxy for that meeting. The mailing address of the Company for submission of any such proposal is given on the first page of the Proxy Statement.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE 2000 ANNUAL MEETING IN PERSON.






                            By Order of the Board of Directors,



                        /s/ Victor J. Coster
                            ----------------
                            VICTOR J. COSTER
                            Secretary

                             APPENDIX A

                              CHARTER

                                  Cache, Inc.
                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                   CHARTER


PURPOSE

     The primary purpose of the Audit Committee (the "Committe") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

     The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

     The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

     Accordingly, all of the members will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     2. Who are financially literate or who become financially literate within a reasonalbe period of time after appointment to the Committee.

     In addition, at least one member of the Committee will have accounting or related financial mangement expertise.

Key Responsibilities

     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that Company financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

   . The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

   . As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim fiancial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

   . The Committee shall discuss with management and the outside auditors the quality and adequacy of the Compay's internal controls.

   . The Committee shall:

   . request from the outside auditors annually, a formal written statement delineating all relationship between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

   . discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

   . recommend that the Board take appropriate action to oversee the independence of the outside auditor.

   . The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

                             APPENDIX B

                             CACHE, INC.
            2000 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN












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                                   CACHE INC.
                 2000 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

                               TABLE OF CONTENTS
                               -----------------


                                                                       Page
                                                                       ----

 ARTICLE 1.      ESTABLISHMENT AND PURPOSE ..........................    1

                 1.1  Establishment and Effective Date...............    1
                 1.2  Purpose........................................    1

 ARTICLE 2.      AWARDS..............................................    1

                 2.1  Form of Awards.................................    1
                 2.2  Maximum Shares Available.......................    2
                 2.3  Return of Prior Awards.........................    2

 ARTICLE 3.      ADMINISTRATION......................................    2

                 3.1  Committee......................................    2
                 3.2  Powers of the Committee........................    3
                 3.3  Delegation.....................................    3
                 3.4  Interpretations................................    3
                 3.5  Liability; Indemnification.....................    3

 ARTICLE 4.      ELIGIBILITY.........................................    4

 ARTICLE 5.      STOCK OPTIONS.......................................    5

                 5.1  Grant of Options...............................    5
                 5.2  Designation as Non-Qualified Stock Option
                      or Incentive Stock Option......................    5
                 5.3  Option Price...................................    5
                 5.4  Limitation on Amount of Incentive
                      Stock Options..................................    6
                 5.5  Limitation on Time of Grant....................    6
                 5.6  Exercise and Payment...........................    6
                 5.7  Term...........................................    6
                 5.8  Rights as Stockholder..........................    6
                 5.9  General Restrictions...........................    7
                 5.10 Cancellation of Stock Appreciation Rights......    7









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                                                                       Page
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 ARTICLE 6.      STOCK APPRECIATION RIGHTS..........................     7

                 6.1  Grants of Stock Appreciation Rights...........     7
                 6.2  Limitation on Exercise........................     7
                 6.3  Surrender or Exchange of Tandem Stock
                      Appreciation Rights...........................     8
                 6.4  Exercise of Nontandem Stock Appreciation Rights    8
                 6.5  Settlement of Stock Appreciation Rights.......     8
                 6.6  Cash Settlement...............................     8


 ARTICLE 7.      NONTRANSFERABILITY OF OPTIONS AND STOCK
                 APPRECIATION RIGHTS................................     9

 ARTICLE 8.      EFFECT OF TERMINATION OF EMPLOYMENT,
                 DISABILITY, DEATH OR CHANGE IN CONTROL ............     10

                 8.1  General Rule..................................     10
                 8.2  Disability....................................     10
                 8.3  Death.........................................     11
                 8.4  Change in Control.............................     11

 ARTICLE 9.      RESTRICTED SHARES..................................     12

                 9.1  Grant of Restricted Shares....................     12
                 9.2  Restrictions..................................     12
                 9.3  Restricted Stock Certificates.................     12
                 9.4  Rights of Holders of Restricted Shares........     12
                 9.5  Forfeiture....................................     12
                 9.6  Delivery of Restricted Shares.................     13

 ARTICLE 10.     PERFORMANCE SHARES.................................     13

                 10.1 Award of Performance Shares...................     13
                 10.2 Performance Period............................     13
                 10.3 Right to Payment of Performance...............     13
                 10.4 Payment for Performance Shares................     13
                 10.5 Voting and Dividend Rights....................     14

 ARTICLE 11.     PERFORMANCE UNITS..................................     14

                 11.1 Award of Performance Units....................     14
                 11.2 Right to Payment of Performance Units.........     14
                 11.3 Payment for Performance Units.................     15




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                                                                        Page
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 ARTICLE 12.     UNRESTRICTED SHARES................................      15

                 12.1 Award of Unrestricted Shares..................      15
                 12.2 Delivery of Unrestricted Shares...............      15

 ARTICLE 13.     TAX OFFSET PAYMENTS................................      16

 ARTICLE 14.     ADJUSTMENT UPON CHANGES IN CAPITALIZATION..........      16

 ARTICLE 15.     AMENDMENT AND TERMINATION..........................      17

 ARTICLE 16.     WRITTEN AGREEMENT..................................      17

 ARTICLE 17.     MISCELLANEOUS PROVISIONS...........................      17

                 17.1 Tax Withholding...............................      17
                 17.2 Compliance With Section 16(b).................      18
                 17.3 Successors....................................      18
                 17.4 General Creditor Status.......................      18
                 17.5 No Right to Employment........................      18
                 17.6 Other Plans...................................      18
                 17.7 Notices.......................................      19
                 17.8 Severability..................................      19
                 17.9 Governing Law.................................      19



















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                                    CACHE, INC.

                2000 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

                                     ARTICLE 1.

                             ESTABLISHMENT AND PURPOSE



          1.1     Establishment and Effective Date.  Cache, Inc., a Florida
                  ---------------------------------
corporation (the "Corporation"), hereby establishes a stock incentive plan to be known as the "Cache, Inc. 2000 Stock Option and Performance and Incentive Plan" (the "Plan"). The plan shall become effective as of October 4, 2000, subject to the approval of the Corporation's stockholders at the 2001 Annual Meeting of Stockholders. In the event that such stockholder approval is not obtained, any awards made hereunder shall be cancelled and all rights of employees with respect to such awards shall thereupon cease. Upon approval by the Board of Directors of the Corporation (the "Board") and the Board's Compensation and Plan Administration Committee (the "Committee"), awards may be made as provided herein.

          1.2     Purpose.  The purpose of the Plan is to encourage and enable
                  --------
key employees (subject to such requirements as may be prescribed by the Committee) of the Corporation and its subsidiaries to acquire a proprietary interest in the Corporation through the ownership of the Corporation's common stock, par value $.01 per share ("Common Stock"), and other rights with respect to the Common Stock. Such ownership will provide such employees with a more direct stake in the future welfare of the Corporation and encourage them to remain with the Corporation and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Corporation and its subsidiaries.


                                     ARTICLE 2.

                                      AWARDS

          2.1     Form of Awards. Awards under the Plan may be granted in any
                  ---------------
one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 6 hereof, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock which are restricted as provided in Article 9 hereof ("Restricted Shares"); (v) units representing shares of Common Stock, as described in Article 10 hereof ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in
Article 11 hereof ("Performance Units"); (vii) shares of Common Stock that are not subject to any conditions to vesting ("Unrestricted Shares"); and (viii) tax offset payments ("Tax Offset Payments"), as described in Article 13 hereof.




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          2.2     Maximum Shares Available.  The maximum aggregate number of
                  -------------------------
shares of Common Stock available for award under the Plan is 550,000, subject to adjustment pursuant to Article 14 hereof. In addition, Tax Offset Payments which may be awarded under the Plan will not exceed the number of shares available for issuance under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Options or any Nontandem Stock Appreciation Rights under the Plan expires unexercised or is terminated, surrendered or cancelled (other than in connection with the exercise of Stock Appreciation Rights) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units shall be available for subsequent awards under the Plan, upon such terms as the Committee may determine.

          2.3     Return of Prior Awards.  As a condition to any subsequent
                  -----------------------
award, the Committee shall have the right, at its discretion, to require employees to return to the Corporation awards previously granted under the Plan. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.


                                     ARTICLE 3.

                                  ADMINISTRATION

          3.1     Committee.  Awards shall be determined, and the Plan shall be
                  ----------
administered by the Committee as appointed from time to time by the Board, which Committee shall consist of not less than two (2) members of the Board. Except as permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"), and by Section 162 (m) of the Code (or regulations promulgated thereunder), no member of the Board may serve on the Committee if such member: (i) is or has been granted or awarded stock, stock options, stock appreciation rights or any other equity security or derivative security of the Corporation or any of its affiliates pursuant to the Plan or any other plan of the Corporation or its affiliates either while serving on the Committee or during the one year period prior to being appointed to the Committee: or (ii) is an employee or former employee of the Corporation.













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          3.2     Powers of the Committee.  Subject to the express provisions
                  ------------------------
of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights, (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the terms of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; (vii) to determine the amount of, and to make, Tax Offset Payments; and (viii) to determine the employees to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted.


          3.3     Delegation.  The Committee may delegate to one or more of its
                  -----------
members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation would cause the Plan to fail to comply with the "disinterested administration" rules under Section 16 of the Act. The Committee may also employ attorneys, consultants, accountants, or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

          3.4     Interpretations.  The Committee shall have the sole
                  ----------------
discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary and advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all employees who have received awards under the Plan and all other interested persons.

          3.5     Liability; Indemnification.  No member of the Committee, nor
                  ---------------------------
any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation, or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's Articles of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Corporation.





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                                       ARTICLE 4.

                                      ELIGIBILITY


          Awards may be made to all employees of the Corporation or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee); provided, however, that no employee may receive awards of or
            ------------------
relating to more than 300,000 shares of Common Stock in the aggregate in any fiscal year of the Corporation. Awards may be made to a director of the Corporation who is not also a member of the Committee, provided that the director is also an employee. In determining the key employees to whom awards shall be granted and the number to be covered by each award, the Committee shall take into account the nature of the services rendered by such employees, their present and potential contributions to the success of the Corporation and its Subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant.

          As used herein, the term "Subsidiary" shall mean any present or future corporation, partnership or joint venture in which the Corporation owns, directly or indirectly, 40% or more of the economic interests. Notwithstanding the foregoing, only employees of the Corporation and any present or future corporation which is or may be a "subsidiary corporation" of the Corporation (as such term is defined in Section 424 (f) of the Code) shall be eligible to receive Incentive Stock Options.
























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                                  ARTICLE 5.

                                STOCK OPTIONS


          5.1     Grant of Options.  Options may be granted under the plan for
                  -----------------
the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

          5.2     Designation as Non-qualified Stock Option or Incentive Stock
                  ------------------------------------------------------------
Option.  In connection with any grants of Options, the Committee shall
-------
designate in the written agreement required pursuant to Article 16 hereof whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in the case both are granted, the number of shares of each.

          5.3     Option price.  The purchase price per share under each Option
                  -------------
shall be specified by the Committee, but in no event shall it be less than the greater of 100% of the Market Price on the date the Option is granted or the par value of the Common Stock ($.01). In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the option price shall not be less than 110% of the Market Price of the Common Stock on the date of grant.

          The Market Price of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through NASDAQ National Market System, the Market Price on any day shall be, in the sole discretion of the Committee, either (x) the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day or (y) the closing price reported on the Consolidated Trading listing for such day; (ii) if the Common stock is quoted in the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; or (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day. In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

          The Option price so determined shall also be applicable in connection with the exercise of Tandem Stock Appreciation Rights granted with respect to such Option.





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          5.4     Limitation on Amount of Incentive Stock Options.  In the case
                  ------------------------------------------------
of Incentive Stock Options, the aggregate Market Price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Corporation and any Subsidiary) shall not exceed $100,000.

          5.5     Limitation on Time of Grant.  No grant of an Incentive Stock
                  ----------------------------
Option shall be made under the Plan more than ten (10) years after the date the Plan is approved by stockholders of the Corporation.

          5.6     Exercise and Payment.  Options may be exercised in whole or
                  ---------------------
in part. Common Stock purchased upon the exercise of Options shall be paid for at the time of purchase. Such payments shall be made in cash or, in the discretion of the Committee, (i) through the delivery of shares of Common Stock already owned by the optionee, (ii) having the Corporation withhold from shares of Common Stock otherwise deliverable to the optionee, (iii) installment payments under the optionee's promissory note, (iv) a combination of any of the foregoing, in accordance with procedures to be established by the Committee. Any shares so delivered shall be valued at their Market Price on the date of exercise. Upon receipt of notice of exercise and payment in accordance with procedures to be established by the Committee, the Corporation or its agent shall deliver to the person exercising the Option (or his or her designee) a certificate for such shares. The Committee in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with the Plan, lend money to an optionee to exercise all or a portion of an Option granted hereunder. If the exercise price is paid in whole or part with an optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares of Common Stock that the Optionee purchases upon exercise of such Option,
(iii) bear interest at a rate no less than the then applicable federal rate (within the meaning of Section 1274 of the Code) for debt instruments with a term equal to the term of the note, and (iv) contain such other terms as the Committee in its sole discretion shall require.

          5.7     Term.  The term of each Option granted hereunder shall be
                  -----
determined by the Committee; provided, however, that, notwithstanding any other provision of the Plan, in no event shall an Incentive Stock Option be exercisable after ten (10) years from the date it is granted, or in the case of an Incentive Stock Option granted to a 10% Stockholder, five (5) years from the date it is granted.



          5.8     Rights as a Stockholder.  A recipient of Options shall have
                  ------------------------
no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to such recipient representing such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.




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          5.9     General Restrictions.  Each Option granted under the Plan
                  ---------------------
shall be subject to the requirement that, if at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares issuable or transferable upon the exercise thereof upon any securities exchange or under any state of federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

          The Board or the Committee may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or the Committee may prescribe.

          5.10    Cancellation of Stock Appreciation Rights.  Upon exercise of
                  ------------------------------------------
all or a portion of an Option, the related Tandem Stock Appreciation Rights, if any, shall be cancelled with respect to an equal number of shares of Common Stock.


                                   ARTICLE 6.

                            STOCK APPRECIATION RIGHTS


          6.1     Grants of Stock Appreciation Rights.  Tandem Stock
                  ------------------------------------
Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of the grant of Nontandem Stock Appreciation Rights, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 6.4 below. The base price of any Nontandem Stock Appreciation Rights shall not be less than 100% of the Market Price of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Committee shall determine.

          6.2     Limitations on Exercise.  Tandem Stock Appreciation Rights
                  ------------------------
shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be cancelled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon the exercise of Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Committee shall determine.


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          6.3     Surrender or Exchange of Tandem Stock Appreciation Rights.
                  ----------------------------------------------------------
Tandem Stock Appreciation Rights shall entitle the recipient to surrender to the Corporation unexercised the related Option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

          6.4     Exercise of Nontandem Stock Appreciation Rights.  The
                  ------------------------------------------------
exercise of Nontandem Stock Appreciation Rights shall entitle the recipient to receive from the Corporation that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one
(1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised. Cash shall be delivered in Lieu of any fractional shares.

          6.5     Settlement of Stock Appreciation Rights.  As soon as is
                  ----------------------------------------
reasonably practicable after the exercise of any Stock Appreciation Rights, the Corporation shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 6.3 or 6.4 hereof and cash in an amount equal to the Market Price, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Corporation to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Rights in cash pursuant to Section 6.6 hereof, deliver to the recipient an amount in cash equal to the Market Price, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

          6.6     Cash Settlement.  The committee, in its discretion, may cause
                  ----------------
the Corporation to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Market Price of such shares on the date of exercise.













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                                  ARTICLE 7.

          NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS


          No Option or Stock Appreciation Rights may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Rights shall be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or Stock Appreciation Rights not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Rights may be exercised by the recipient only during his or her lifetime, or following his or her death pursuant to Section 8.4 hereof.

          Notwithstanding anything to the contrary in the preceding paragraph, the Committee may, in its sole discretion, cause the written agreement relating to any Non-qualified Stock Options or Stock Appreciation Rights granted hereunder to provide that the recipient of such Non-qualified Stock Options or Stock Appreciation Rights may transfer any of such Non-qualified Stock Options or Stock Appreciation Rights other than by will or the laws of descent and distribution in any manner authorized under applicable law; provided, however,
                                                            --------- --------
that in no event may the Committee permit any transfers which would cause this Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the Act, or would cause any recipient of awards hereunder to fail to be entitled to the benefits Rule 16b-3 or other exemptive rules under Section 16 of the Act or be subject to liability thereunder.
























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                                  ARTICLE 8.

  EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY, DEATH OR CHANGE IN CONTROL


          8.1     General Rule.  In the event the employment of a recipient
                  -------------
terminates for any reason (other than death or Disability), the Options or Stock Appreciation Rights granted to such recipient and which are exercisable as of the date of termination of employment may be so exercised within three
(3) months after termination of employment , or such longer period as the Committee may determine and shall then terminate; provided, however, that in
                                                  --------- --------
no event may such Options or Stock Appreciation Rights be exercised after their expiration date as established in accordance with the provisions of this Plan. All Options and Stock Appreciation Rights which are not exercisable as of the date of the recipient's termination of employment shall terminate as of such date.

          Options and Stock Appreciation Rights shall not be affected by any change of employment so long as the recipient continues to be employed by either the Corporation or a subsidiary. The Committee may, in its sole discretion, cause any Option or Stock Appreciation Rights to be forfeited upon an employee's termination of employment if the employee was terminated for one (or more) of the following reasons: (i) the employee's conviction, or plea of guilty or nolo contendere to the commission of a felony, (ii) the employee's
          ---- ----------
commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary, (iii) an act of dishonesty by the employee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary, or (iv) any breach of the employee's fiduciary duties to the Corporation as an employee or officer. It shall be within the sole discretion of the Committee to determine whether the employee's termination was for one of the foregoing reasons, and the decision of the committee shall be final and conclusive.

          8.2     Disability. Except as expressly provided otherwise in the
                  -----------
written agreement relating to any Option or Stock Appreciation Rights granted under the Plan, in the event of the Disability of a recipient of Options or Stock Appreciation Rights, the Options or Stock Appreciation Rights which are held by such recipient on the date of such Disability, whether or not otherwise exercisable on such date, shall be exercisable at any time until the expiration date of the Options or Stock Appreciation Rights; provided, however, that any
                                                  --------- --------
Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of such Disability (or within one (1) year in the case of an employee who is "disabled" within the meaning of Section 22(e)(3) of the code).

         "Disability" shall mean any termination of employment with the Corporation or a subsidiary because of a long-term or total disability, as determined by the Committee in its sole discretion.



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          8.3     Death.  In the event of the death of a recipient of Options
                  ------
or Stock Appreciation Rights while an employee of the Corporation or any subsidiary, Options or Stock Appreciation Rights which are held by such employee at the date of death, whether or not otherwise exercisable on the date of death, shall be exercisable by the beneficiary designated by the employee for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the employee, by the employee's personal representatives, heirs, or legatees at any time within three (3) years from the date of death (subject to limitation in
Section 5.7 hereof), at which time such Options or Stock Appreciation Rights shall terminate; provided, however, that any Incentive Stock Option of such
                 --------- --------
recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of the recipient's death.

          In the event of the death of a recipient of Options or Stock Appreciation Rights following a termination of employment due to Disability, if such death occurs before the Options or Stock Appreciation Rights are exercised, the Options or Stock Appreciation Rights which are held by such recipient in the date of termination of employment, whether or not exercisable on such date, shall be exercisable by such recipient's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs or legatees to the same extent such Options or Stock Appreciation Rights were exercisable by the recipient following such termination of employment.

          8.4     Change in Control.  If so determined by the Committee at the
                  ------------------
time of grant, any Options or Stock Appreciation Rights may provide that they shall become immediately exercisable with respect to all of the shares subject to such Options or Stock Appreciation Rights: (a) except as described in clause
(c) below, immediately after the first date on which less than 25% of the outstanding Common Stock in the aggregate is beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) by Andrew M. Saul and Joseph E. Saul, members of their immediate families and one or more trusts established for the benefit of such individuals or members (the "Sauls"), (b) immediately prior to (and in such manner as to enable the shares acquired on exercise to participate, in the same manner as other outstanding shares, in) the sale of the Corporation substantially as an entirety (whether by sale of stock, sale of assets, merger, consolidation, or otherwise), (c) immediately prior to the expiration of (and in such manner as to enable the shares acquired on exercise to participate, in the same manner as other outstanding shares, in) any tender offer or exchange offer for shares of Common Stock of the Corporation, (A) in which all holders of Common Stock are entitled to participate, and (B) in connection with which the Sauls have agreed (or have announced their intent) to sell such a number of shares of Common Stock as will result in the Sauls beneficially owning less than 25% of the outstanding shares of Common Stock in the aggregate and (d) immediately after the first date on which twenty percent (20%) or more of the directors elected by shareholders to the Board of Directors are persons who were not nominated by management in the most recent proxy statement of the Corporation (each, a "Change in Control"). Each Option or Stock Appreciation Right containing the foregoing provision shall also contain appropriate provisions for notice by the Corporation so as to permit the recipient to obtain the benefit of the foregoing provision.

                                   ARTICLE 9.

                                RESTRICTED SHARES

          9.1     Grant of Restricted Shares. The Committee shall from time to
                  ---------------------------
time cause the Corporation to grant Restricted Shares under the Plan to employees, subject to such restrictions, conditions and other terms as the Committee may determine.

          9.2     Restrictions.  At the time a grant of Restricted Shares is
                  -------------
made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

          9.3     Restricted Stock Certificates.  The Corporation shall issue,
                  ------------------------------
in the name of each employee to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to each employee, as soon as reasonably practicable after the grant. The Corporation, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the employee's benefit until such time as the Restricted Shares are forfeited to the Corporation, or the restrictions lapse.

          9.4     Rights of Holders of Restricted Shares.  Holders of
                  ---------------------------------------
Restricted Shares shall not have the right to vote such shares or the right to receive any cash dividends with respect to such shares. All distributions, if any, received by an employee with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 9.

          9.5     Forfeiture.  Any Restricted Shares granted to an employee
                  -----------
pursuant to the Plan shall be forfeited if the employee terminates employment with the Corporation or its subsidiaries prior to the expiration of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Restricted Shares that are forfeited shall be retained in the treasury of the Corporation and available for subsequent awards under the Plan, unless the Committee directs that such Restricted Shares be cancelled upon forfeiture. If the employee's employment terminates as a result of his or her Disability or death, or if a Change in Control shall occur, Restricted Shares of such employee shall be forfeited, unless the Committee, in its sole discretion, shall determine otherwise.

          9.6     Delivery of Restricted Shares.  Upon the expiration or
                  ------------------------------
termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the employee or the employee's beneficiary or estate, as the case may be.


                               ARTICLE 10.

                           PERFORMANCE SHARES

          10.1   Award of Performance Shares.  For each Performance Period
                 ----------------------------
(as defined in Section 10.2), Performance Shares may be granted under the Plan to such employees of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance shares granted to an employee shall be credited to an account (a "Performance Share Account") established and maintained for such employee.

          10.2   Performance Period. "Performance Period" shall mean such
                 -------------------
period of time shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different employees receiving Performance Shares. Performance Periods may run consecutively or concurrently.

          10.3   Right to Payments of Performance Shares.  With respect to each
                 ----------------------------------------
award of Performance Shares under the Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the employee to vest in the Performance Shares which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an employee for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Shares to the employee. The Committee may also determine, in its sole discretion, that Performance Shares awarded to an employee shall become partially or fully vested upon the employee's Disability or death, or upon the occurrence of a Change in Control, or upon the termination of the employee's employment prior to the end of the Performance Period.

          10.4   Payment for Performance Shares. As soon as practicable
                 -------------------------------
following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 10.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the employee pursuant to Section 10.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee determine at the time of grant, the Corporation shall pay to the employee an amount with respect to each vested Performance Share equal to the Market Price of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Market Price of a share of Common Stock on the payment date less (ii) the Market Price of a share of Common Stock on the date of grant of the Performance Share. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.

          10.5   Voting and Dividend Rights. Except as provided in Article 14
                 ---------------------------
hereof, no employee shall be entitled to any voting rights, to receive any cash dividends, or to have his or her Performance Share Account credited or increased as a result of any cash dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a cash dividend by the Corporation on its shares of Common Stock, the Committee, in its sole discretion, may credit an employee's Performance Share Account with additional Performance Shares having an aggregate Market Price equal to the cash dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the cash dividend was declared.


                                  ARTICLE 11.

                              PERFORMANCE UNITS

          11.1   Award of Performance Units.  For each Performance Period (as
                 ---------------------------
defined in Section 10.2), Performance Units may be granted under the Plan to such employees of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the employee pursuant to Section 11.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to an employee shall be credited to an account (a "Performance Unit Account") established and maintained for such employee.

          11.2   Right to Payment of Performance Units.  With respect to each
                 --------------------------------------
award of Performance Units under the Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the employee to vest in the Performance Units which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an employee for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the employee. The Committee may, in its sole discretion, adjust the Performance Objectives or the Initial Value or Ending Value of any Performance Units to reflect extraordinary events, such as stock splits, recapitalizations, mergers, combinations, divestitures, spin-offs and the like. The Committee may also determine, in its sole discretion, that Performance Units awarded to an employee shall become partially or fully vested upon the employee's termination of employment due to Disability, death or otherwise, or upon the occurrence of a Change in Control.

          11.3   Payment for Performance Units.  As soon as practicable
                 ------------------------------
following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 11.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the employee pursuant to section 11.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of the grant, the Corporation shall pay to the employee an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less
(ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.


                                   ARTICLE 12.

                               UNRESTRICTED SHARES


          12.1   Award of Unrestricted Shares.  The Committee may cause the
                 -----------------------------
Corporation to grant Unrestricted Shares to employees at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

          12.2   Delivery of Unrestricted Shares.  The Corporation shall issue,
                 --------------------------------
in the name of each employee to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the employee, and shall deliver such certificates to the employee as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

                                    ARTICLE 13.

                                TAX OFFSET PAYMENTS


          The Committee shall have the authority at the time of any award under the Plan or any time thereafter to make Tax Offset Payments to assist employees in paying income taxes incurred as a result of their participation in the Plan. The Tax Offset Payments shall be determined by multiplying a percentage established by the Committee times all or a portion (as the Committee shall determine) of the taxable income recognized by an employee upon (i) the exercise of Non-qualified Stock Options or Stock Appreciation Rights, (ii) the disposition of shares received upon the exercise of Incentive Stock Options,
(iii) the lapse of restrictions on Restricted Shares, (iv) the award of Unrestricted Shares, or (v) payments for Performance Shares or Performance Units. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Corporation to assist employees in paying income taxes incurred as a result of the events described in the preceding sentence. Tax Offset Payments shall be subject to the restrictions on transferability applicable to Options and Stock Appreciation Rights under
Article 7.


                                  ARTICLE 14.

                     ADJUSTMENT UPON CHANGES IN CAPITALIZATION

          Notwithstanding any other provision of the Plan, the Committee may:
(i) at any time, make or provide for such adjustments to the Plan or to the number and class of shares available thereunder or (ii) at the time of grant of any Options, Stock Appreciation Rights, Restricted Shares or Performance Shares, provide for such adjustments to such Options, Stock Appreciation Rights, Restricted Shares or Performance Shares, in each case, as the Committee shall deem appropriate to prevent dilution or enlargement of rights, including, without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidations and the like.

                                   ARTICLE 15.

                           AMENDMENT AND TERMINATION

          The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to employees under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modifications that may result from adjustments authorized by
Article 14 hereof shall not require stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification, or amendment of the Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.


                                 ARTICLE 16.

                              WRITTEN AGREEMENT


          Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units, Unrestricted Shares and Tax Offset Payments shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require. In the Event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.


                                   ARTICLE 17.

                            MISCELLANEOUS PROVISIONS


          17.1   Tax Withholding.  The Corporation shall have the right to
                 ----------------
require employees or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding requirements, or to deduct from all payments under the Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an employee in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Corporation may, in its sole discretion, permit an employee to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the employee or (ii) having the Corporation withhold from shares otherwise deliverable to the employee. Shares surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

          17.2   Compliance With Section 16(b).  In the case of employees who
                 ------------------------------
are or may be subject to Section 16 of the Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to employees who are or may be subject to Section 16 of the Act.

          17.3   Successors.  The obligations of the Corporation under the Plan
                 -----------
shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all or the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction and subject to Article 15 hereof, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

          17.4   General Creditor Status.  Employees shall have no right,
                 ------------------------
title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any employee or beneficiary or legal representative of such employee. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such funds except as expressly set forth in the Plan.

          17.5   No Right to Employment.  Nothing in the Plan or in any written
                 -----------------------
agreement entered into pursuant to the Article 16 hereof, nor the grant of any awards, shall confer upon any employee any right to continue in the employ of the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate such employee's employment at any time.

          17.6    Other Plans.  [Reserved]
                  ------------

          17.7   Notices.  Notices required or permitted to be made under the
                 --------
Plan shall be sufficiently made if personally delivered to the employee or sent by regular mail addressed (a) to the employee at the employee's address as set forth in the books and records of the Corporation or its subsidiaries, or (b) to the Corporation or the Committee as the principal office of the Corporation clearly marked "Attention: Plan Administration Committee."

          17.8   Severability.  In the event that any provision in the Plan
                 -------------
shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall not be construed and enforced as if the illegal or invalid provision had not been included.

          17.9   Governing Law. To the extent not preempted by Federal law, the
                 --------------
Plan and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York.

PROXY                                                                    PROXY


                                   CACHE, INC.
                  ANNUAL MEETING OF SHAREHOLDERS OCTOBER 2, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Brian Woolf and Thomas E. Reinckens, and each of them, with full power of subsititution, Proxies of the undersigned to vote all shares of Common Stock of Cache, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on October 2, 2001, and all adjournments thereof, with all the powers the undersigned would possess if personally present, and particularly, without limiting the generality of the foregoing, to vote and act as follows:

1. Election of eight directors of the Company.
   / / FOR all nominees listed below   / / WITHHOLD AUTHORITY to vote for all
       (except as marked to the            nominees listed below
        contrary below)

   Andrew M. Saul, Joseph E. Saul, Mae Soo Hoo, Roy C. Smith,
   Thomas E. Reinckens, Mark E. Goldberg, Morton J. Schrader, Brian Woolf

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space below.)

-----------------------------------------------------------------------------

2. Ratification of the Company's 2000 Stock Option and Performance Incentive
   Plan.

   / / FOR                  / / AGAINST                  / / ABSTAIN

                 CONTINUED AND TO BE SIGNED ON REVERSE

3. Ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 29, 2001

   / / FOR                  / / AGAINST                  / / ABSTAIN

4. In their discretion, upon such other matters as may properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH DIRECTOR NAMED THEREIN AND "FOR" ITEMS 2 AND 3.

                                       DATED ________________________,2001
                                               (please fill in date)

                                       NOTE: Please sign as name appears.
                                             Joint owners should each sign.


                                       __________________________________
                                       Signature of Shareholder

                                       __________________________________
                                       Signature of Shareholder


                                       When Signing as Attorney, Executor,
                                       Administrator, Trustee or Guardian,
                                       please give full title as such.  If
                                       signer is a corporation, please sign
                                       with the full corporation name by duly
                                       authorized officer or officers.